UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2026

BWX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-34658	80-0558025
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Main Street, 4th Floor
Lynchburg, Virginia	24504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (980) 365-4300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BWXT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2026, the Board of Directors (the "Board") of BWX Technologies, Inc. (the "Company") increased the size of the Board from nine to ten directors and appointed Daniel L. Jablonsky to the Board effective as of March 2, 2026 and with an initial term expiring at the Company's annual meeting of shareholders in 2026. Mr. Jablonsky will participate in the current director compensation arrangements applicable to the Company's non-employee directors which are set forth under “Compensation of Directors” in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on March 19, 2025 (the "2025 Proxy Statement") and which the Board amended to increase the annual equity award to $165,000 for all non-employee directors in May 2025. The Board appointed Mr. Jablonsky to the Audit and Finance Committee and determined that Mr. Jablonsky satisfies the SEC's definition of an "audit committee financial expert." In addition, Mr. Jablonsky entered into the Company's standard form of director and officer indemnification agreement, which is described under "Certain Relationships and Related Transactions" in our 2025 Proxy Statement.

The Board of Directors made an affirmative determination that Mr. Jablonsky is an independent director under the New York Stock Exchange Listing Standards. Mr. Jablonsky does not have an interest in any transactions requiring disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between him and any other person pursuant to which he was appointed as a director.

A copy of the press release announcing Mr. Jablonsky’s appointment to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated February 20, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWX TECHNOLOGIES, INC.

By:	/s/ Toby W. Smith
Toby W. Smith
Senior Vice President, General Counsel and Secretary

February 20, 2026